                                                                     Exhibit 99

FOR IMMEDIATE RELEASE:


         CNB FINANCIAL SERVICES, INC. ANNOUNCES RESULTS FOR THE QUARTER

     Thomas F. Rokisky, President/CEO of CNB Financial Services, Inc. (CNB), the parent company of Citizens National Bank of Berkeley Springs announced for the three months ended September 30, 2005, CNB had consolidated net income of $705,000, or $1.54 per share as compared to $635,000, or $1.39 per share for the three months ended September 30, 2004. For the nine months ended September 30, 2005, CNB has consolidated net income of $1.8 million, or $4.00 per share compared to $1.8 million, or $3.91 per share for the nine months ended September 30, 2004.

     CNB, with total assets at September 30, 2005 of $249.3 million, has two full service offices and ATMs in Berkeley Springs, West Virginia. The Bank has three full service branch offices and ATMs in Berkeley County, West Virginia. Our Berkeley County office locations are in Hedgesville, south Martinsburg, and our newest branch in Falling Waters, West Virginia. The Bank also has a full service branch office and ATM located in Hancock, Maryland.

         This press release may include "forward-looking statements" as defined by the Securities and Exchange Commission. Such statements are those concerning the 2004 outlook for earnings, revenues and expenses. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the company based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company.

                             - financials follow -

                   CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION


                                                                SEPTEMBER 30,           DECEMBER 31,
                                 ASSETS                              2005                   2004
                                                                -------------           -------------
                                                                 (Unaudited)
Cash and due from banks                                         $   9,992,849           $  10,047,939
Federal funds sold                                                      6,000                  91,000
Securities available for sale
   (at approximate market value)                                   49,549,081              59,740,291
Federal Home Loan Bank stock, at cost                               1,378,100               1,169,800
Federal Reserve Bank stock, at cost                                   138,650                 129,650
Loans and lease receivable, net                                   177,045,414             154,919,582
Accrued interest receivable                                         1,093,812               1,042,573
Premises and equipment, net                                         6,657,915               6,044,446
Deferred income taxes                                                 769,557                 512,224
Cash surrender value of life insurance                              1,278,684               1,168,922
Intangible assets                                                     649,959                 738,057
Other assets                                                          741,027               1,393,582
                                                                -------------           -------------

         TOTAL ASSETS                                           $ 249,301,048           $ 236,998,066
                                                                =============           =============


                  LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
   Deposits:
        Demand                                                  $  40,867,371           $  36,965,406
        Interest-bearing demand                                    60,297,403              48,055,089
        Savings                                                    33,188,467              31,981,754
        Time, $100,000 and over                                    31,749,148              34,265,305
        Other time                                                 57,582,992              56,460,984
                                                                -------------           -------------
                                                                $ 223,685,381           $ 207,728,538
   Accrued interest payable                                           575,668                 543,551
   FHLB borrowings                                                  3,500,000               8,600,000
   Securities sold under repurchase agreement                         224,564                 216,909
   Accrued expenses and other liabilities                           1,860,006               1,760,328
                                                                -------------           -------------

         TOTAL LIABILITIES                                      $ 229,845,619           $ 218,849,326
                                                                -------------           -------------

SHAREHOLDERS' EQUITY
   Common stock, $1 par value; 5,000,000  shares
       authorized; 458,048 shares outstanding                   $     458,048           $     458,048
   Capital surplus                                                  3,863,592               3,863,592
   Retained earnings                                               15,812,842              14,172,144
   Accumulated other comprehensive income                            (679,053)               (345,044)
                                                                -------------           -------------

         TOTAL SHAREHOLDERS' EQUITY                             $  19,455,429           $  18,148,740
                                                                -------------           -------------

         TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY             $ 249,301,048           $ 236,998,066
                                                                =============           =============


The Notes to Consolidated Financial Statements are an integral part of these statements.

                   CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
                  CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

                                                        THREE MONTHS ENDED                     NINE MONTHS ENDED
                                                           SEPTEMBER 30,                          SEPTEMBER 30,
                                                  ------------------------------          ------------------------------
                                                     2005                2004                2005                2004
                                                  ----------          ----------          ----------          ----------
INTEREST INCOME
   Interest and fees on loans                     $2,898,827          $2,523,826          $8,094,536          $7,337,321
   Interest and dividends on securities
      U.S. Government agencies and
         corporations                                359,207             314,847           1,106,544             809,716
      Mortgage backed securities                      87,851              94,657             262,412             261,151
      State and political subdivisions               100,868              76,377             318,321             179,471
      Other                                            6,176               2,525              25,608              12,436
   Interest on federal funds sold                      1,323              18,933               1,965              26,539
                                                  ----------          ----------          ----------          ----------
                                                  $3,454,252          $3,031,165          $9,809,386          $8,626,634
                                                  ----------          ----------          ----------          ----------
INTEREST EXPENSE
   Interest on interest bearing demand,
     savings and time deposits                    $  910,214          $  805,898          $2,514,430          $2,330,769
   Interest on FHLB borrowings                        94,032                 767             186,004               4,924
                                                  ----------          ----------          ----------          ----------
                                                  $1,004,246          $  806,665          $2,700,434          $2,335,693
                                                  ----------          ----------          ----------          ----------

           NET INTEREST INCOME                    $2,450,006          $2,224,500          $7,108,952          $6,290,941

PROVISION FOR LOAN LOSSES                             72,000             102,000             280,000             283,000
                                                  ----------          ----------          ----------          ----------

           NET INTEREST INCOME AFTER
               PROVISION FOR LOAN LOSSES          $2,378,006          $2,122,500          $6,828,952          $6,007,941
                                                  ----------          ----------          ----------          ----------

NONINTEREST INCOME
   Service charges on deposit accounts            $  325,592          $  318,885          $  894,980          $  862,918
   Other service charges, commissions
      and fees                                       149,318             117,472             415,418             308,092
   Insurance commissions                              35,986              36,792             114,027             103,505
   Other operating income                             13,285              11,221              47,109              42,207
   Net gain on sale of securities                      2,948                --                 2,374             135,546
   Income from title company                           7,041               4,380              22,278              32,000
                                                  ----------          ----------          ----------          ----------
                                                  $  534,170          $  488,750          $1,496,186          $1,484,268
                                                  ----------          ----------          ----------          ----------
NONINTEREST EXPENSES
   Salaries                                       $  784,523          $  681,509          $2,256,248          $1,897,930
   Employee benefits                                 273,119             234,092             807,287             673,299
   Occupancy of premises                             118,338              93,620             318,755             256,031
   Furniture and equipment expense                   235,326             219,626             665,481             632,636
   Other operating expenses                          480,921             456,172           1,541,202           1,404,490
   Net loss on sale of securities                       --                  --                  --                  --
                                                  ----------          ----------          ----------          ----------
                                                  $1,892,227          $1,685,019          $5,588,973          $4,864,386
                                                  ----------          ----------          ----------          ----------

            INCOME BEFORE INCOME TAXES            $1,019,949          $  926,231          $2,736,165          $2,627,823

PROVISION FOR INCOME TAXES                           314,452             290,942             903,087             835,838
                                                  ----------          ----------          ----------          ----------

            NET INCOME                            $  705,497          $  635,289          $1,833,078          $1,791,985
                                                  ==========          ==========          ==========          ==========

BASIC EARNINGS PER SHARE                          $     1.54          $     1.39          $     4.00          $     3.91
                                                  ==========          ==========          ==========          ==========


The Notes to Consolidated Financial Statements are an integral part of these statements.